UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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GERON CORPORATION
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GERON CORPORATION 230 Constitution Drive Menlo Park, CA 94025

April 24, 2012

Dear Stockholder:

     On or about April 5, 2012, we furnished or otherwise made available to our stockholders our proxy statement for the 2012 Annual Meeting of Stockholders of Geron Corporation to be held on May 17, 2012.

     Enclosed please find a supplement to our proxy statement, filed with the Securities and Exchange Commission on April 24, 2012, which amends and restates certain compensation-related tables in our proxy statement to: (i) reflect the incremental fair values associated with certain modifications made in 2011 to outstanding equity awards, and (ii) clarify the amounts and descriptions related to benefits paid to departing employees in 2011. The enclosed supplement, together with the proxy statement and our other proxy materials, are also available at www.proxyvote.com.

     If you have any questions about this supplemental information, please contact Alliance Advisors at 1-877-777-4652.

     To attend the 2012 Annual Meeting of Stockholders, vote and submit your questions during the meeting via live webcast via the Internet, go to www.virtualshareholdermeeting.com/geron2012. Whether or not you plan to connect to the meeting via the webcast, please ensure that your shares are voted. Your vote is important to us, regardless of the number of shares you own. We urge you to submit your vote promptly in order to assure that a quorum is present. Information with respect to voting procedures can be found in our proxy statement. Thank you for your attention to this important matter.

Sincerely,

Stephen N. Rosenfield Executive Vice President, General Counsel and Corporate Secretary

GERON CORPORATION
_________________________

SUPPLEMENT TO THE PROXY STATEMENT
FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 17, 2012
_________________________

     On or about April 5, 2012, Geron Corporation (the “Company”) furnished or otherwise made available to its stockholders the Company’s proxy statement (the “Proxy Statement”) in connection with the Company’s 2012 Annual Meeting of Stockholders to be held via the Internet on Thursday, May 17, 2012, at 8:00 a.m. Pacific Time. This supplement, dated April 24, 2012 (this “Supplement”), amends and restates certain portions of the Proxy Statement and should be read in conjunction with it. All capitalized terms used but not defined in this Supplement have the meanings ascribed to them in the Proxy Statement.

Explanation of Changes

     The purpose of this Supplement is to amend and restate the following compensation-related tables in the Proxy Statement:

  “Director Compensation Table” on page 19 of the Proxy Statement;

  “2011 Grants” on pages 21-23 of the Proxy Statement;

  “2011 Summary Compensation Table” on pages 41-43 of the Proxy Statement;

  “Grants of Plan-Based Awards for 2011” on pages 44-45 of the Proxy Statement; and

  “Potential Payments Upon Termination or Change in Control” on pages 50-52 of the Proxy Statement.

     The revisions to the first four tables listed above consist principally of reflecting the incremental fair values, determined under FASB ASC Topic 718, associated with certain modifications to outstanding equity awards as required by the applicable rules of the Securities and Exchange Commission. Although these non-cash stock-based compensation values were not included in those tables in the Proxy Statement, the non-cash stock-based compensation expense associated with the modifications was presented in the Company’s audited financial statements for the year ended December 31, 2011, included in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 7, 2012. The Company also made certain changes and clarifications to the table titled “Potential Payments Upon Termination or Change in Control” on pages 50-52 of the Proxy Statement. The following amended and restated tables and related footnote and narrative disclosures replace the information in the corresponding sections of the Proxy Statement. Changes in the numerical values in the above-referenced tables from the values originally included in the Proxy Statement have been highlighted in bold print. Page references in the following amended and restated tables and related footnote and narrative disclosures refer to the page numbers in the original Proxy Statement.

Director Compensation Table

     The following table provides compensation information for the year ended December 31, 2011 for each non-employee member of the Board.

	Fees
	Earned
	or Paid in		Stock	Option
	Cash	Bonus	Awards	Awards	Total
Director	($)	($)	($)(1)	($)(1)	($)
Barkas, Alexander(3)	$59,250	$—	$192,009	$514,997	$766,256
Eastham, Karin	$47,250	$—	$44,190	$121,535	$212,975
Fritzky, Edward	$35,500 (2)	$—	$83,470	$176,669	$295,639
Hofstaetter, Thomas	$35,000 (2)	$—	$29,460	$95,363	$159,823
Homcy, Charles(4)	$29,000	$—	$122,752	$208,608	$360,360
Huh, Hoyoung(5)	$181,090	$71,800	$321,188	$447,822	$1,021,900
Kiley, Thomas	$36,000 (2)	$—	$78,560	$140,766	$255,326
Spiegel, Robert	$35,500 (2)	$—	$24,550	$87,356	$147,406
____________________

(1)	Amounts represent the aggregate grant date fair value of stock awards and option awards granted during the fiscal year ended December 31, 2011 and the aggregate incremental fair value associated with the modification of stock awards and option awards during 2011. For additional information, refer to Note 10 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2011 regarding assumptions underlying the valuation of equity awards and the calculation method.

Amounts shown under the “Stock Awards” column exclude the grant date fair value for 10,000 performance-based restricted stock awards granted in 2011 to Dr. Barkas, 20,000 shares for Dr. Huh and 5,000 shares for each of the other board members, except Dr. Homcy, that vest upon attainment of certain performance-based conditions based upon the outcome probability of the performance conditions, which is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718. The grant date fair value of the restricted stock awards with performance-related conditions determined in accordance with FASB ASC Topic 718 based upon achieving the maximum level of performance under the respective performance conditions is $46,500 for Dr. Barkas, $93,000 for Dr. Huh and $23,250 for each of the other board members, except Dr. Homcy. Refer to the supplemental table on page 23 for information as to each non-employee director’s unvested stock award holdings and vested and unvested stock option holdings at December 31, 2011.

(2)	Amounts include annual director compensation paid in stock in lieu of cash. See table below for stock grant information.

(3)	Dr. Barkas passed away in November 2011.

(4)	Dr. Homcy retired from the Board in May 2011.

(5)	For the portion of 2011 that Dr. Huh served as Executive Chairman, he served as an employee of the Company. Amounts include Dr. Huh’s compensation for his services as Executive Chairman as well as his services as a non-employee director.

2011 Grants

     The following table sets forth the following information with respect to non-employee directors (eight persons) for the fiscal year ended December 31, 2011: (i) stock options granted under the 2006 Directors Plan; (ii) stock awards granted under the 2006 Directors Plan; (iii) the grant date fair value of stock options and stock awards granted; and (iv) the incremental fair value associated with the modification of stock options and stock awards during 2011. As discussed above, the executive officers and employees of the Company are not eligible for grants under the 2006 Directors Plan. In 2011, additional stock options and restricted stock awards were granted to certain directors resulting from the leadership structure changes and in recognition of options that had expired unexercised during the year and stock awards with vesting based on achievement of certain performance milestones were granted to directors from the 2011 Incentive Award Plan. In May 2011, the Board extended the post-termination exercise period for outstanding stock options held by non-employee directors from 90 days to three years in order to better reflect current market practice. Also in 2011, the vesting of certain outstanding restricted stock awards held by Drs. Homcy and Barkas was modified in connection with their departures from the Board.

     In May 2011, each director, except for Drs. Barkas and Huh, received performance-based restricted stock awards (“PSAs”) covering 5,000 shares in the aggregate that vest during a three-year performance period based on our achievement of each of the following objectives:

  An award of 2,500 PSAs with vesting based on achievement of a clinical development milestone related to Phase 2 clinical trial data for the GRN1005 program; and

  An award of 2,500 PSAs with vesting based on achievement of a clinical development milestone related to Phase 3 clinical trials for the GRN1005 program.

For Dr. Barkas, the performance-based restricted stock awards were 5,000 shares for each of the milestones noted above and for Dr. Huh, the awards were 10,000 shares for each of the milestones noted above.

					Grant Date or
			Option	Stock	Incremental Fair Value
			Awards	Awards	of Option and
			Granted or	Granted or	Stock Awards Granted or
			Modified	Modified	Modified
	Grant		During 2011	During 2011	During 2011
Director	Date		(#)	(#)	($)(1)
Barkas, Alexander	3/9/11	(2)	37,500	—	$102,083
	3/9/11	(3)	—	18,750	$93,750
	5/11/11	(4)	28,000	—	$74,256
	5/11/11	(5)	—	14,000	$68,740
	5/11/11	(6)	—	5,000	$24,550
	5/20/11	(7)	—	5,000	$23,250
	5/20/11	(8)	—	5,000	$23,250
	5/17/02	(18)	35,000	—	$12,631	(18)
	5/30/03	(18)	47,500	—	$24,458	(18)
	5/27/04	(18)	57,500	—	$86,980	(18)
	1/12/05	(18)	20,000	—	$28,622	(18)
	5/6/05	(18)	32,500	—	$43,885	(18)
	5/24/06	(18)	50,000	—	$37,048	(18)
	5/23/07	(18)	25,000	—	$12,818	(18)
	5/28/08	(18)	35,000	—	$13,398	(18)
	5/29/09	(18)	90,000	—	$42,088	(18)
	5/19/10	(18)	35,000	—	$16,377	(18)
	3/9/11	(18)	37,500	—	$20,353	(18)
	5/28/08	(19)	—	3,125	$4,969	(19)

					Grant Date or
			Option	Stock	Incremental Fair Value
			Awards	Awards	of Option and
			Granted or	Granted or	Stock Awards Granted or
			Modified	Modified	Modified
	Grant		During 2011	During 2011	During 2011
Director	Date		(#)	(#)	($)(1)
Eastham, Karin	5/11/11	(4)	18,000	—	$47,736
	5/11/11	(9)	15,000	—	$39,780
	5/11/11	(5)	—	9,000	$44,190
	5/20/11	(7)	—	2,500	$11,625
	5/20/11	(8)	—	2,500	$11,625
	3/30/09	(18)	47,500	—	$19,985	(18)
	5/29/09	(18)	15,000	—	$7,015	(18)
	5/19/10	(18)	15,000	—	$7,019	(18)

Fritzky, Edward	5/11/11	(4)	14,000	—	$37,128
	5/11/11	(5)	—	7,000	$34,370
	5/11/11	(10)	—	7,500	$36,825
	5/11/11	(11)	—	2,500	$12,275
	5/11/11	(12)	—	4,073	$20,000
	5/20/11	(7)	—	2,500	$11,625
	5/20/11	(8)	—	2,500	$11,625
	5/18/01	(18)	15,000	—	$—	(18)
	7/9/01	(18)	5,000	—	$—	(18)
	5/17/02	(18)	20,000	—	$7,218	(18)
	2/21/03	(18)	2,500	—	$166	(18)
	5/30/03	(18)	32,500	—	$16,735	(18)
	5/27/04	(18)	22,500	—	$34,036	(18)
	1/12/05	(18)	2,500	—	$3,578	(18)
	5/6/05	(18)	22,500	—	$30,382	(18)
	5/24/06	(18)	22,500	—	$16,672	(18)
	5/23/07	(18)	11,250	—	$5,768	(18)
	5/28/08	(18)	22,500	—	$8,613	(18)
	5/29/09	(18)	17,500	—	$8,184	(18)
	5/19/10	(18)	17,500	—	$8,189	(18)

Hofstaetter, Thomas	5/11/11	(4)	12,000	—	$31,824
	5/11/11	(13)	15,000	—	$39,780
	5/11/11	(5)	—	6,000	$29,460
	5/11/11	(12)	—	4,073	$20,000
	5/20/11	(7)	—	2,500	$11,625
	5/20/11	(8)	—	2,500	$11,625
	3/25/10	(18)	47,500	—	$22,882	(18)
	5/19/10	(18)	1,875	—	$877	(18)

Homcy, Charles	5/11/11	(4)	10,000	—	$26,520
	5/11/11	(5)	—	5,000	$24,550
	7/15/05	(18)	45,000	—	$71,660	(18)
	5/24/06	(18)	20,000	—	$38,411	(18)
	5/23/07	(18)	10,000	—	$14,946	(18)
	5/28/08	(18)	10,000	—	$16,454	(18)
	5/29/09	(18)	10,000	—	$19,416	(18)
	5/19/10	(18)	10,000	—	$21,201	(18)
	5/23/07	(20)	—	1,250	$6,138	(20)
	5/28/08	(20)	—	1,250	$6,138	(20)
	5/29/09	(20)	—	16,250	$79,788	(20)
	5/19/10	(20)	—	1,250	$6,138	(20)

					Grant Date or
			Option	Stock	Incremental Fair Value
			Awards	Awards	of Option and
			Granted or	Granted or	Stock Awards Granted or
			Modified	Modified	Modified
	Grant		During 2011	During 2011	During 2011
Director	Date		(#)	(#)	($)(1)
Huh, Hoyoung(21)	3/9/11	(2)	75,000	—	$204,165
	3/9/11	(3)	—	37,500	$187,500
	5/20/11	(14)	57,500	—	$144,262
	5/20/11	(15)	15,000	—	$37,634
	5/20/11	(16)	—	28,750	$133,688
	5/20/11	(7)	—	10,000	$46,500
	5/20/11	(8)	—	10,000	$46,500
	5/19/10	(18)	45,000	—	$21,056	(18)
	3/9/11	(18)	75,000	—	$40,705	(18)

Kiley, Thomas	5/11/11	(4)	12,000	—	$31,824
	5/11/11	(5)	—	6,000	$29,460
	5/11/11	(10)	—	7,500	$36,825
	5/11/11	(17)	—	2,500	$12,275
	5/11/11	(12)	—	4,073	$20,000
	5/20/11	(7)	—	2,500	$11,625
	5/20/11	(8)	—	2,500	$11,625
	5/18/01	(18)	15,000	—	$—	(18)
	9/17/01	(18)	5,000	—	$—	(18)
	5/30/03	(18)	5,000	—	$2,575	(18)
	5/27/04	(18)	22,500	—	$34,036	(18)
	5/6/05	(18)	22,500	—	$30,382	(18)
	5/24/06	(18)	22,500	—	$16,672	(18)
	5/23/07	(18)	11,250	—	$5,768	(18)
	5/28/08	(18)	11,250	—	$4,306	(18)
	5/29/09	(18)	16,250	—	$7,599	(18)
	5/19/10	(18)	16,250	—	$7,604	(18)

Spiegel, Robert	5/11/11	(4)	10,000	—	$26,520
	5/11/11	(15)	15,000	—	$39,780
	5/11/11	(5)	—	5,000	$24,550
	5/11/11	(12)	—	2,037	$10,000
	5/20/11	(7)	—	2,500	$11,625
	5/20/11	(8)	—	2,500	$11,625
	5/19/10	(18)	45,000	—	$21,056	(18)
____________________

(1)	Amounts represent the grant date fair value of each stock option and stock award granted in 2011 or the incremental fair value associated with the modification of each stock option and restricted stock award modified in 2011, as applicable, calculated in accordance with FASB ASC Topic 718. For additional information, refer to Note 10 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2011 regarding assumptions underlying the valuation of equity awards and the calculation method.

(2)	Stock option vests in a series of 48 equal consecutive monthly installments commencing on February 8, 2011, provided the director continues to provide services to the Company.

(3)	Restricted stock award vests in a series of four equal consecutive annual installments commencing on February 8, 2011, provided the director continues to provide services to the Company.

(4)	Stock option was fully vested upon grant.

(5)	Restricted stock award vests in a series four equal consecutive annual installments commencing on the date of grant, provided the director continues to provide services to the Company.

(6)	Restricted stock award vests in two equal consecutive annual installments commencing on March 20, 2011, provided the director continues to provide services to the Company.

(7)	Restricted stock award vests upon achievement of a clinical development milestone related to Phase 2 clinical trial data for the GRN1005 program during a 19-month performance period. The amounts represent the grant date fair value of the restricted stock awards if the maximum level of performance were achieved under the performance condition on the grant date, as calculated in accordance with FASB ASC Topic 718.

(8)	Restricted stock award vests upon achievement of a clinical development milestone related to Phase 3 clinical trials for the GRN1005 program during a 37-month performance period. The amounts represent the grant date fair value of the restricted stock awards if the maximum level of performance were achieved under the performance condition on the grant date, as calculated in accordance with FASB ASC Topic 718.

(9)	Stock option vests in a series of three equal consecutive annual installments commencing on March 30, 2009, provided the director continues to provide services to the Company.

(10)	Restricted stock award vests in a series of two equal consecutive annual installments commencing on May 19, 2011, provided the director continues to provide services to the Company.

(11)	Restricted stock award vests in a series of two equal consecutive annual installments commencing on July 10, 2011, provided the director continues to provide services to the Company.

(12)	Stock award represents payment of annual director compensation in lieu of cash as of May 11, 2011 at $4.91 per share. Award was fully vested upon grant.

(13)	Stock option vests in a series of three equal consecutive annual installments commencing on March 25, 2010, provided the director continues to provide services to the Company.

(14)	Stock option vests in a series of 48 equal consecutive monthly installments commencing on the date of grant, provided the director continues to provide services to the Company.

(15)	Stock option vests in a series of three equal consecutive annual installments commencing on May 19, 2010, provided the director continues to provide services to the Company.

(16)	Restricted stock award vests in a series of four equal consecutive annual installments commencing May 28, 2011, provided the director continues to provide services to the Company.

(17)	Restricted stock award vests in a series of two equal consecutive annual installments commencing on September 18, 2011, provided the director continues to provide services to the Company.

(18)	In May 2011, the Board extended the post-termination exercise period for outstanding stock options held by non-employee directors from 90 days to three years in order to better reflect current market practice. In connection with this modification, non-cash stock-based compensation equal to the incremental fair value on the modification date has been included in the table above. The dates referenced in the “Grant Date” column refer to the date of original grant of the applicable stock option.

(19)	In connection with Dr. Barkas’ sudden death in November 2011, the Board accelerated the vesting for the remaining unvested restricted stock award held by Dr. Barkas. In connection with this modification, non-cash stock-based compensation equal to the incremental fair value on the modification date has been included in the table above. The date referenced in the “Grant Date” column refers to the date of original grant of the restricted stock award.

(20)	On May 11, 2011, Dr. Homcy retired from the Board. In connection with his retirement, the Board accelerated the vesting of restricted stock awards held by Dr. Homcy that were scheduled to vest at the end of May 2011. In connection with this modification, non-cash stock-based compensation equal to the incremental fair value on the modification date has been included in the table above. The dates referenced in the “Grant Date” column refer to the date of original grant of the applicable restricted stock award.

(21)	For the portion of 2011 that Dr. Huh served as Executive Chairman, he served as an employee of the Company. During this time, his stock options and stock awards were granted from the 2002 Equity Incentive Plan or the 2011 Incentive Award Plan, as applicable.

2011 Summary Compensation Table

     The following table includes information concerning compensation for the years ended December 31, 2011, 2010 and 2009 to the current and former Principal Executive Officers, Principal Financial Officer, the three most highly compensated executive officers of the Company, and up to two additional individuals who would have been one of our three most highly compensation executive officers except for the fact that they were not serving as executive officers at December 31, 2011 (our “Named Executive Officers”).

						All
				Stock	Option	Other
		Salary	Bonus	Awards	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)(1)	($)(2)	($)(2)	($)(3)	($)
John A. Scarlett, M.D.(4)	2011	$141,731	$—	$—	$1,165,900	$12,091	$1,319,722
President and Chief Executive Officer

David L. Greenwood(5)	2011	$491,337	$235,800	$967,875	$811,153	$794,278	$3,300,443
Former President, and Chief	2010	415,000	165,100	555,975	215,558	38,498	1,390,131
Financial Officer	2009	415,000	164,300	570,500	606,356	36,817	1,792,973

Stephen M. Kelsey, M.D., F.R.C.P,	2011	$400,000	$156,600	$174,375	$188,168	$43,155	$962,298
F.R.C.Path., Executive Vice President,	2010	400,000	159,100	555,975	215,558	36,697	1,367,330
Head of R&D, and Chief Medical Officer	2009	272,821	158,400	193,600	735,060	12,101	1,371,982

Melissa A. Behrs	2011	$320,000	$107,500	$238,313	$125,445	$39,449	$830,707
Senior Vice President, Strategic	2010	320,000	113,200	400,450	172,446	38,219	1,044,315
Portfolio Management, Product	2009	320,000	112,600	423,800	249,676	37,067	1,143,143
Development and Manufacturing

David J. Earp, J.D., Ph.D.	2011	$325,000	$109,200	$392,925	$125,445	$37,425	$989,995
Senior Vice President, Corporate	2010	325,000	114,900	400,450	143,705	36,195	1,020,250
Transactions, and Chief Legal Officer	2009	325,000	114,400	423,800	463,684	35,781	1,362,665

Thomas B. Okarma, Ph.D., M.D.(6)	2011	$56,587	$—	$1,211,800	$2,990,320	$1,089,866	$5,348,573
Former President and Chief	2010	535,000	283,800	666,800	287,410	16,368	1,789,378
Executive Officer	2009	535,000	282,500	717,200	1,551,558	15,742	3,102,000

Jane S. Lebkowski, Ph.D.(7)	2011	$335,000	$107,200	$416,175	$192,324	$405,187	$1,455,886
Former Senior Vice President and	2010	335,000	118,500	489,850	143,705	35,827	1,122,882
Chief Scientific Officer	2009	335,000	117,900	423,800	374,514	35,200	1,286,414

Katharine E. Spink, Ph.D.(8)	2011	$296,054	$92,800	$116,250	$144,069	$353,730	$1,002,903
Former Senior Vice President,
Alliance Management and Cell
Therapy Product Development
____________________

(1)	Amounts represent cash payments for Annual Cash Incentives. See discussion on page 33.

(2)	Amounts represent the aggregate grant date fair value of stock awards and option awards granted during fiscal years 2011, 2010 and 2009, and with respect to 2011, also include the aggregate incremental fair value associated with the modification of stock awards and option awards during 2011. For additional information, refer to Note 10 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2011 regarding assumptions underlying the valuation of equity awards and the calculation method. For 2011, amounts shown under the “Stock Awards” column exclude the grant date fair value for performance-based restricted stock awards of 40,000 shares each for Mr. Greenwood and Ms. Behrs, 80,000 shares for Dr. Kelsey and 10,000 shares each for Drs. Earp, Lebkowski and Spink granted in 2011, and exclude the incremental fair value for performance-based restricted stock awards of 202,500 shares for Dr. Okarma that were modified in 2011, in each case that vest upon attainment of certain performance conditions based upon the probable outcome of the performance conditions, which is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date or modification date, as applicable, under FASB ASC Topic 718. The aggregate grant date fair value of the restricted stock awards with performance-related conditions determined in accordance with FASB ASC Topic 718 based upon achieving maximum level of performance under the respective performance conditions is $186,000 each for Mr. Greenwood and Ms. Behrs, $372,000 for Dr. Kelsey and $46,500 each for Drs. Earp, Lebkowski and Spink. The aggregate incremental fair value of Dr. Okarma’s modified restricted stock awards with performance-related conditions determined in accordance with FASB ASC Topic 718 based upon achieving maximum level of performance under the respective performance conditions as of the modification date is $1,012,500. Refer to the supplemental table on page 46 for information as to each Named Executive Officers unvested stock award holdings and vested and unvested stock option holdings and page 44 for the number of stock awards and option awards granted or modified, as applicable, during 2011.

(3)	Amounts shown include: (i) housing and travel allowance; (ii) the net portion of life and health insurance premiums paid by the Company; (iii) the matching contributions made to the Geron 401(k) Plan on behalf of the Named Executive Officers; (iv) contributions toward tax return preparation services; (v) severance and COBRA continuation payments under employment agreements upon separation from the Company; and (vi) consulting fees paid to Dr. Okarma under his consulting agreement following his separation from the Company as follows:

						Severance/
		Housing				COBRA
		and				Continuation/
		Travel		401(k)	Tax Return	Consulting
		Allowance	Premiums	Match	Preparation	Fees	Total
Name	Year	($)	($)	($)(a)	($)	($)	($)
John A. Scarlet, M.D.	2011	$8,409	$3,682	$—	$—	$—	$12,091

David L. Greenwood	2011	$—	$14,728	$22,000	$2,550	$755,000	$794,278
	2010	—	13,868	22,000	2,630	—	38,498
	2009	—	13,242	22,000	1,575	—	36,817

Stephen M. Kelsey, M.D.,	2011	$—	$20,275	$22,000	$880	$—	$43,155
F.R.C.P, F.R.C.Path.	2010	—	19,045	16,500	1,152	—	36,697
	2009	—	12,101	—	—	—	12,101

Melissa A. Behrs	2011	$—	$20,449	$16,500	$2,500	$—	$39,449
	2010	—	19,219	16,500	2,500	—	38,219
	2009	—	18,067	16,500	2,500	—	37,067

David Earp, J.D., Ph.D.	2011	$—	$20,275	$16,500	$650	$—	37,425
	2010	—	19,045	16,500	650	—	36,195
	2009	—	18,081	16,500	1,200	—	35,781

Thomas B. Okarma,	2011	$—	$6,921	$—	$—	$1,082,945	$1,089,866
Ph.D., M.D.	2010	—	13,868	—	2,500	—	16,368
	2009	—	13,242	—	2,500	—	15,742

Jane S. Lebkowski, Ph.D.	2011	$—	$14,687	$22,000	$—	$368,500	$405,187
	2010	—	13,827	22,000	—	—	35,827
	2009	—	13,200	22,000	—	—	35,200

Katharine E. Spink, Ph.D.	2011	$—	$18,230	$16,500	$—	$319,000	$353,730
____________________

(a)

Under Geron’s 401(k) Plan, all participating employees may contribute up to the annual Internal Revenue Service contribution limit. In December 2011, 2010 and 2009, the Board approved a matching contribution equal to 100% of each employee’s annual contributions during 2011, 2010 and 2009, respectively. The matching contribution is invested in Geron Common Stock and vests ratably over four years for each year of service completed by the employee, commencing from the date of hire, until it is fully vested when the employee has completed four years of service. The 2011 match was made on January 3, 2012 at $1.56 per share. The 2010 match was made on January 3, 2011 at $5.26 per share. The 2009 match was made on January 4, 2010 at $6.22 per share.

(4)	Dr. Scarlett joined the Company in September 2011.

(5)	Mr. Greenwood was appointed President, Interim Chief Executive Officer and Chief Financial Officer in February 2011. In September 2011, he became President and Chief Financial Officer. Mr. Greenwood separated employment from the Company in December 2011.

(6)	Dr. Okarma separated employment from the Company in February 2011.

(7)	Dr. Lebkowski’s position was eliminated in connection with the Company’s decision in November 2011 to focus on its oncology programs and discontinue further development of its stem cell programs.

(8)	Dr. Spink’s position was eliminated in connection with the Company’s decision in November 2011 to focus on its oncology programs and discontinue further development of its stem cell programs. Dr. Spink was not a Named Executive Officer prior to 2011.

Grants of Plan-Based Awards for 2011

     The following table sets forth the following information with respect to each of the Named Executive Officers as listed in the Summary Compensation Table shown under the caption “Executive Compensation Tables” for the fiscal year ended December 31, 2011: (i) stock options and stock awards granted under the 2011 Incentive Award Plan; (ii) the grant date fair value of stock options and stock awards granted in 2011; and (iii) the incremental fair value associated with the modification of stock options and stock awards during 2011.

							All
						All	Other
						Other	Stock
						Option	Awards:	Exercise
						Awards:	Number	or Base	Grant Date
			Estimated Future			Number of	of	Price	Fair Value of
			Payouts Under Equity			Securities	Shares of	of Stock	Stock and
			Incentive Plan Awards			Underlying	Stock or	Option	Option
	Grant		Threshold	Target	Maximum	Options	Units	Awards	Awards
Name	Date		(#)	(#)	(#)	(#)	(#)	($/Sh)	($)(1)
John A. Scarlett, M.D.	9/29/11	(2)	—	—	—	1,000,000	—	$2.16	$1,165,900

David L. Greenwood	3/9/11	(8)	—	—	—	150,000	—	$5.00	$408,330
	3/9/11	(9)	—	—	—	—	75,000	—	375,000
	5/20/11	(3)	—	—	—	100,000	—	4.65	250,890
	5/20/11	(4)	—	—	—	—	50,000	—	232,500
	5/20/11	(7)	—	—	—	—	77,500	—	360,375
	5/20/11	(5)	—	20,000	—	—	—	—	93,000
	5/20/11	(6)	—	20,000	—	—	—	—	93,000
	5/30/03	(10)	—	—	—	75,000	—	5.08	7,098	(11)
	5/27/04	(10)	—	—	—	75,000	—	7.56	6,372	(11)
	5/6/05	(10)	—	—	—	85,000	—	6.40	10,238	(11)
	5/24/06	(10)	—	—	—	125,000	—	6.63	14,042	(11)
	5/23/07	(10)	—	—	—	75,000	—	9.32	3,842	(11)
	5/28/08	(10)	—	—	—	296,341	—	3.97	71,380	(11)
	5/29/09	(10)	—	—	—	152,813	—	6.52	17,748	(11)
	5/19/10	(10)	—	—	—	39,063	—	5.29	6,575	(11)
	3/9/11	(10)	—	—	—	50,000	—	5.00	9,160	(11)
	5/20/11	(10)	—	—	—	27,084	—	4.65	5,478	(11)

Stephen M. Kelsey, M.D.,	5/20/11	(3)	—	—	—	75,000	—	$4.65	$188,168
F.R.C.P, F.R.C.Path.	5/20/11	(4)	—	—	—	—	37,500	—	174,375
	5/20/11	(5)	—	40,000	—	—	—	—	186,000
	5/20/11	(6)	—	40,000	—	—	—	—	186,000

Melissa A. Behrs	5/20/11	(3)	—	—	—	50,000	—	$4.65	$125,445
	5/20/11	(4)	—	—	—	—	25,000	—	116,250
	5/20/11	(7)	—	—	—	—	26,250	—	122,063
	5/20/11	(5)	—	20,000	—	—	—	—	93,000
	5/20/11	(6)	—	20,000	—	—	—	—	93,000

David Earp, J.D., Ph.D.	5/20/11	(3)	—	—	—	50,000	—	$4.65	$125,445
	5/20/11	(4)	—	—	—	—	25,000	—	116,250
	5/20/11	(7)	—	—	—	—	59,500	—	276,675
	5/20/11	(5)	—	5,000	—	—	—	—	23,250
	5/20/11	(6)	—	5,000	—	—	—	—	23,250

							All
						All	Other
						Other	Stock
						Option	Awards:	Exercise
						Awards:	Number	or Base	Grant Date
			Estimated Future			Number of	of	Price	Fair Value of
			Payouts Under Equity			Securities	Shares of	of Stock	Stock and
			Incentive Plan Awards			Underlying	Stock or	Option	Option
	Grant		Threshold	Target	Maximum	Options	Units	Awards	Awards
Name	Date		(#)	(#)	(#)	(#)	(#)	($/Sh)	($)(1)
Thomas B. Okarma,	12/14/01	(12)	—	—	—	90,000	—	$8.23	$20,343	(13)
Ph.D., M.D.	6/27/02	(12)	—	—	—	60,000	—	8.23	28,306	(13)
	9/5/02	(12)	—	—	—	245,000	—	3.76	144,100	(13)
	5/30/03	(12)	—	—	—	100,000	—	5.08	160,343	(13)
	5/27/04	(12)	—	—	—	100,000	—	7.56	183,826	(13)
	5/6/05	(12)	—	—	—	110,000	—	6.40	215,906	(13)
	5/24/06	(12)	—	—	—	175,000	—	6.63	340,292	(13)
	5/23/07	(12)	—	—	—	100,000	—	9.32	160,480	(13)
	5/28/08	(12)	—	—	—	385,000	—	3.97	643,866	(13)
	5/29/09	(12)	—	—	—	435,000	—	6.52	865,329	(13)
	5/19/10	(12)	—	—	—	100,000	—	5.29	227,529	(13)
	5/23/07	(12)	—	—	—	—	12,500	—	62,500	(13)
	5/28/08	(12)	—	—	—	—	25,000	—	125,000	(13)
	5/29/09	(12)	—	—	—	—	82,500	—	412,500	(13)
	5/19/10	(12)	—	—	—	—	50,000	—	250,000	(13)
	7/9/10	(14)	—	135,000	—	—	—	—	361,800	(14)
	7/9/10	(17)	—	67,500	—	—	—	—	337,500	(17)
	7/9/10	(17)	—	67,500	—	—	—	—	337,500	(17)
	7/9/10	(17)	—	67,500	—	—	—	—	337,500	(17)

Jane S. Lebkowski, Ph.D.	5/20/11	(3)	—	—	—	50,000	—	$4.65	$125,445
	5/20/11	(4)	—	—	—	—	25,000	—	116,250
	5/20/11	(7)	—	—	—	—	64,500	—	299,925
	5/20/11	(5)	—	5,000	—	—	—	—	23,250
	5/20/11	(6)	—	5,000	—	—	—	—	23,250
	5/30/03	(15)	—	—	—	37,500	—	5.08	3,549	(11)
	5/27/04	(15)	—	—	—	50,000	—	7.56	4,248	(11)
	5/6/05	(15)	—	—	—	60,000	—	6.40	7,227	(11)
	5/24/06	(15)	—	—	—	75,000	—	6.63	8,425	(11)
	5/23/07	(15)	—	—	—	50,000	—	9.32	2,561	(11)
	5/28/08	(15)	—	—	—	95,000	—	3.97	22,883	(11)
	5/29/09	(15)	—	—	—	93,542	—	6.52	10,864	(11)
	5/19/10	(15)	—	—	—	26,042	—	5.29	4,383	(11)
	5/20/11	(15)	—	—	—	13,542	—	4.65	2,739	(11)

Katharine E. Spink, Ph.D.	5/20/11	(3)	—	—	—	50,000	—	$4.65	$125,445
	5/20/11	(4)	—	—	—	—	25,000	—	116,250
	5/20/11	(5)	—	5,000	—	—	—	—	23,250
	5/20/11	(6)	—	5,000	—	—	—	—	23,250
	12/17/03	(16)	—	—	—	30,000	—	10.01	1,227	(11)
	5/27/04	(16)	—	—	—	4,849	—	7.56	412	(11)
	5/6/05	(16)	—	—	—	12,000	—	6.40	1,445	(11)
	5/24/06	(16)	—	—	—	13,130	—	6.63	1,475	(11)
	5/23/07	(16)	—	—	—	7,000	—	9.32	359	(11)
	5/28/08	(16)	—	—	—	8,750	—	3.97	2,108	(11)
	5/29/09	(16)	—	—	—	38,542	—	6.52	4,476	(11)
	5/19/10	(16)	—	—	—	26,043	—	5.29	4,383	(11)
	5/20/11	(16)	—	—	—	13,542	—	4.65	2,739	(11)

____________________

(1)	Amounts represent the grant date fair value of each stock option and stock award granted in 2011 or the incremental fair value associated with the modification of each stock option and restricted stock award modified in 2011, as applicable, calculated in accordance with FASB ASC Topic 718. For additional information, refer to Note 10 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2011 regarding assumptions underlying the valuation of equity awards and the calculation method.

(2)	Stock option vests as follows: (i) 125,000 shares on March 29, 2012 and (ii) the remaining 875,000 shares in a series of 42 equal monthly installments commencing March 29, 2012, provided the executive officer continues to provide services to the Company.

(3)	Stock option vests in a series of 48 equal consecutive monthly installments commencing on May 20, 2011, provided the executive officer continues to provide services to the Company.

(4)	Restricted stock award vests in a series of four equal consecutive annual installments commencing on May 28, 2011, provided the executive officer continues to provide services to the Company.

(5)	Restricted stock award vests in full upon achievement of a clinical development milestone related to Phase 2 clinical trial data for the GRN1005 program during a 19-month performance period. The amounts represent the grant date fair value of the restricted stock awards if the maximum level of performance were achieved under the performance condition on the grant date, as calculated in accordance with FASB ASC Topic 718.

(6)	Restricted stock award vests upon achievement of a clinical development milestone related to Phase 3 clinical trials for the GRN1005 program during a 37-month performance period. The amounts represent the grant date fair value of the restricted stock awards if the maximum level of performance were achieved under the performance condition on the grant date, as calculated in accordance with FASB ASC Topic 718.

(7)	Restricted stock award vests in a series of two equal consecutive annual installments commencing on May 28, 2011, provided the executive officer continues to provide services to the Company.

(8)	Stock option vests in a series of 48 equal consecutive monthly installments commencing on February 8, 2011, provided the executive officer continues to provide services to the Company.

(9)	Restricted stock award vests in a series of four equal consecutive annual installments commencing on February 8, 2011, provided the executive officer continues to provide services to the Company.

(10)	Mr. Greenwood separated employment from the Company in December 2011. In accordance with his Transition and Separation Agreement, the exercise period of all exercisable stock options held by Mr. Greenwood was extended to the earlier of December 31, 2013 or the original expiration date of such stock options. The dates referenced in the “Grant Date” column refer to the date of original grant of the applicable stock option.

(11)	Amounts represent non-cash stock-based compensation equal to the incremental fair value associated with the modified stock option on the date of modification, November 11, 2011, as calculated in accordance with FASB ASC Topic 718.

(12)	Dr. Okarma separated employment from the Company in February 2011. In accordance with his Transition and Separation Agreement, the exercise period of all exercisable stock options held by Dr. Okarma was extended to the earlier of February 8, 2014 or the original expiration date of such stock options. In addition, the vesting of previously unvested stock options and restricted stock awards was accelerated in full. The dates referenced in the “Grant Date” column refer to the date of original grant of the applicable stock option or restricted stock award.

(13)	Amounts represent non-cash stock-based compensation equal to the incremental fair value associated with the modified stock option or restricted stock award, as applicable, on the date of modification, February 8, 2011, as calculated in accordance with FASB ASC Topic 718.

(14)	In accordance with Dr. Okarma’s Transition and Separation Agreement, restricted stock awards that vest upon attainment of certain market price thresholds of our Common Stock will remain outstanding during the term of Dr. Okarma’s consulting agreement. The vesting of these stock awards will only occur upon achievement of the market price milestones. The amount represents non-cash stock-based compensation equal to the incremental fair value associated with the modified performance-based restricted stock award on the date of modification, February 8, 2011, as calculated in accordance with FASB ASC Topic 718.

(15)	Dr. Lebkowski’s position was eliminated in connection with the Company’s decision in November 2011 to focus on its oncology programs and discontinue further development of its stem cell programs. In accordance with her Transition and Separation Agreement, the exercise period of all exercisable stock options held by

Dr. Lebkowski was extended to the earlier of December 31, 2013 or the original expiration date of such stock options. The dates referenced in the “Grant Date” column refer to the date of original grant of the applicable stock option.

(16)	Dr. Spink’s position was eliminated in connection with the Company’s decision in November 2011 to focus on its oncology programs and discontinue further development of its stem cell programs. In accordance with her Transition and Separation Agreement, the exercise period of all exercisable stock options held by Dr. Spink was extended to the earlier of December 31, 2013 or the original expiration date of such stock options. The dates referenced in the “Grant Date” column refer to the date of original grant of the applicable stock option.

(17)	In accordance with Dr. Okarma’s Transition and Separation Agreement, restricted stock awards that vest upon attainment of certain performance conditions will remain outstanding during the term of Dr. Okarma’s consulting agreement. The vesting of these stock awards will only occur upon achievement of the respective performance conditions. The amounts represent the incremental fair value of the modified restricted stock awards if the maximum level of performance were achieved under the respective performance conditions on the date of modification, February 8, 2011, as calculated in accordance with FASB ASC Topic 718.

Potential Payments Upon Termination or Change in Control

     See discussion of potential payments upon termination or change in control in the section entitled, “Compensation Discussion and Analysis—Severance and Change in Control Benefits.”

     The table below summarizes the actual or potential payments, as applicable, under the Severance Plan, individual employment agreements or transition and separation agreements, as applicable, for the Named Executive Officers and our equity plans if a qualifying termination and/or change in control event occurred on December 31, 2011 (except as noted with respect to Mr. Greenwood and Drs. Okarma, Lebkowski and Spink):

		Before Change in
		Control	After Change in Control	Change in
		Termination	Termination Without	Control
		Without Cause or	Cause or	Without
Officer and Position	Benefit	for Good Reason(1)	for Good Reason(2)(3)	Termination(3)
John A. Scarlett, M.D.	Severance	$1,100,000	$825,000
President and Chief Executive Officer	Benefits	14,728	29,328
	Option and
	Restricted
	Stock Vesting	—	—	$—
Total		$1,114,728	$854,328	$—

David L. Greenwood	Severance	$755,000 (4)	$—
Former President and	Benefits	14,728 (4)	—
Chief Financial Officer	Option and
	Restricted
	Stock Vesting	— (4)	—	$886,150
Total		$769,728 (4)	$—	$886,150

Stephen M. Kelsey, M.D., F.R.C.P, F.R.C.Path.	Severance	$—	$500,000
Executive Vice President, Head of R&D,	Benefits	—	33,957
and Chief Medical Officer	Option and
	Restricted
	Stock Vesting	—	659,525	$659,525
Total		$—	$1,193,482	$659,525

Melissa A. Behrs	Severance	$352,000	$400,000
Senior Vice President, Strategic	Benefits	20,449	34,175
Portfolio Management, Product	Option and
Development and Manufacturing	Restricted
	Stock Vesting	—	523,550	$523,550
Total		$372,449	$957,725	$523,550

		Before Change in
		Control		After Change in Control	Change in
		Termination		Termination Without	Control
		Without Cause or		Cause or	Without
Officer and Position	Benefit	for Good Reason(1)		for Good Reason(2)(3)	Termination(3)
David J. Earp, J.D., Ph.D.	Severance	$357,500		$406,250
Senior Vice President, Corporate Transactions,	Benefits	20,275		33,957
and Chief Legal Officer	Option and
	Restricted
	Stock Vesting	—		528,360	$528,360
Total		$377,775		$968,567	$528,360

Thomas B. Okarma, Ph.D., M.D.	Severance	$886,981	(5)	$—
Former President and Chief	Benefits	24,000	(5)	—
Executive Officer	Option and
	Restricted
	Stock Vesting	1,550,350	(5)	—	$499,500
Total		$2,461,331	(5)	$—	$499,500

Jane S. Lebkowski, Ph.D.	Severance	$368,500	(6)	$—
Former Senior Vice President and	Benefits	14,687	(6)	—
Chief Scientific Officer	Option and
	Restricted
	Stock Vesting	—	(6)	—	$646,760
Total		$383,187	(6)	$—	$646,760

Katharine E. Spink, Ph.D.	Severance	$319,000	(7)	$—
Former Senior Vice President, Alliance	Benefits	18,230	(7)	—
Management and Cell Therapy	Option and
Product Development	Restricted
	Stock Vesting	—	(7)	—	$432,668
Total		$337,230	(7)	$—	$432,668
____________________

(1)	Except as noted below with respect to Mr. Greenwood and Drs. Okarma, Lebkowski and Spink, amounts represent lump sum severance payments and continued benefits that could be paid to the Named Executive Officer under such executive’s employment agreement as of December 31, 2011.

(2)	Amounts represent lump sum payments and continued benefits that could be paid to the Named Executive Officer under our Severance Plan in the event of a qualifying termination in connection with a change in control on December 31, 2011. Any payments made under the Named Executive Officer’s employment agreement would be deducted from payments due under the Severance Plan. No amounts are shown in this column for Mr. Greenwood and Drs. Okarma, Lebkowski and Spink since they would not be eligible for benefits under our Severance Plan due to their separation from the Company in 2011.

(3)	Amounts represent an estimate of the intrinsic value of options that would become fully vested and exercisable and restricted stock awards that would fully vest upon a change in control based on a market value of $1.48 per share of common stock as of December 31, 2011. Since Mr. Greenwood and Drs. Okarma, Lebkowski and Spink, maintain consulting arrangements with the Company and their restricted stock awards and options, as applicable, remain eligible to vest, their unvested restricted stock awards and options, if any, would become fully vested upon a change in control in accordance with the original terms of the awards.

(4)	Mr. Greenwood was appointed President, Interim Chief Executive Officer and Chief Financial Officer in February 2011. In September 2011, he became President and Chief Financial Officer. Mr. Greenwood separated employment from the Company in December 2011. Amounts shown in the table above represent the value of severance and other benefits provided in connection with Mr. Greenwood’s termination, excluding the $235,800 bonus paid to Mr. Greenwood which is included in the 2011 Summary Compensation Table above and per hour consulting fees payable in 2012. See “2011 Compensation Decisions—Severance and Change in Control Benefits” for a description of the benefits Mr. Greenwood received in connection with his separation. See also Note 3 above with respect to the remaining outstanding unvested restricted stock awards and options that remain eligible to vest.

(5)

Dr. Okarma separated employment from the Company in February 2011. Amounts shown in the table above represent the value of severance and other benefits provided in connection with Dr. Okarma’s termination, including the value realized upon accelerated vesting of modified restricted stock awards and the calculated intrinsic value of modified stock options that became fully vested and exercisable based on a market value of $5.00 per share of common stock on the date of termination, February 8, 2011. See “2011 Compensation Decisions—Severance and Change in Control Benefits” for a description of the benefits Dr. Okarma received in connection with his separation. The amounts included for Dr. Okarma do not include the up to $401,250 in consulting fees to which Dr. Okarma is entitled under the Okarma Agreement. Consulting fees paid to Dr. Okarma during 2011 have been included in the 2011 Summary Compensation Table above. See also Note 3 above with respect to the remaining outstanding unvested restricted stock awards that remain eligible to vest.

(6)	Dr. Lebkowski’s position was eliminated in connection with the Company’s decision in November 2011 to focus on its oncology programs and discontinue further development of its stem cell programs. Amounts shown in the table above represent the value of severance and other benefits provided in connection with Dr. Lebkowski’s termination, excluding the $107,200 bonus paid to Dr. Lebkowski which is included in the 2011 Summary Compensation Table above and per hour consulting fees payable in 2012. See “2011 Compensation Decisions—Severance and Change in Control Benefits” for a description of the benefits Dr. Lebkowski received in connection with her separation. See also Note 3 above with respect to the remaining outstanding unvested restricted stock awards and options that remain eligible to vest.

(7)	Dr. Spink’s position was eliminated in connection with the Company’s decision in November 2011 to focus on its oncology programs and discontinue further development of its stem cell programs. Amounts shown in the table above represent the value of severance and other benefits provided in connection with Dr. Spink’s termination, excluding the $92,800 bonus paid to Dr. Spink which is included in the 2011 Summary Compensation Table above and per hour consulting fees payable in 2012. See “2011 Compensation Decisions—Severance and Change in Control Benefits” for a description of the benefits Dr. Spink received in connection with her separation. See also Note 3 above with respect to the remaining outstanding unvested restricted stock awards and options that remain eligible to vest.

*****

     This Supplement revises only the items of the Proxy Statement as specified above and amends and restates those items solely to reflect the changes described above. There are no other changes to the Proxy Statement.

     Please note that if you have already voted your shares and do not wish to change your vote, no further action is necessary. If you wish to change your vote in light of the revisions included in this Supplement or otherwise, please refer to page 6 of the Proxy Statement for information on how to revoke or change your vote. If you have not already voted, or you wish to change your vote, we urge you to vote as soon as possible.

     If you have any questions about this Supplement, please contact Alliance Advisors at 1-877-777-4652.

Important Notice Regarding the Availability of Proxy Materials for the 2012 Annual Meeting
of Stockholders:

Letter to Stockholders, Notice and 2012 Proxy Statement, this Supplement and the 2011 Annual Report are available at www.proxyvote.com.